Fees Summary	Mar. 30, 2026 USD ($)
Fees Summary [Line Items]
Previously Paid Amount	$ 0.00
Total Fee Amount	41,548.95
Total Transaction Valuation	300,861,367.25
Total Offset Amount	0.00
Net Fee	$ 41,548.95